UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant	☒
Filed by Party other than Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

Edible Garden AG Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

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Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report to Stockholders

Edible Garden AG Incorporated Annual Meeting of Stockholders	Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On August 21, 2024 For Stockholders of record as of June 27, 2024

Wednesday, August 21, 2024 10:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/EDBL for more details.

____________________________________________________________________________________________

You must register to attend the meeting online and/or participate at www.proxydocs.com/EDBL.

To order paper materials, use one of the following methods. Internet: www.investorelections.com/EDBL

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/EDBL

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

1-866-648-8133

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

paper@investorelections.com

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before August 9, 2024.

SEE REVERSE FOR FULL AGENDA	Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

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Edible Garden AG Incorporated Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4

PROPOSAL

1.	To elect four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

1.01	James E. Kras

1.02	Pamela DonAroma

1.03	Mathew McConnell

1.04	Ryan Rogers

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the Company's 2022 Equity Incentive Plan to authorize additional shares of common stock for issuance under the plan; and

4.

To approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, and/or Proposal Three if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal One, Proposal Two and/or Proposal Three or to establish a quorum.

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